Fair Value Measurements	12 Months Ended
Dec. 31, 2022
Fair Value Disclosures [Abstract]
Fair Value Measurements	Fair Value Measurements
The following table presents the Company’s short-term marketable debt securities by level within the fair value hierarchy:

	December 31, 2022
	Level 1	Level 2	Level 3	Total
Eurocommercial papers(1)	$—	$42,552,608	$—	$42,552,608
Certificates of deposit	—	9,937,899	—	9,937,899
Total	$—	$52,490,507	$—	$52,490,507
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(1)Eurocommercial papers in the amount of $19.9 million are classified as cash and cash equivalents.
There were no Eurocommercial Papers, Certificates of Deposit or other assets measured at fair value as at December 31, 2021.
Cash, accounts payable and accrued liabilities approximate their fair values as of December 31, 2022 and December 31, 2021, due to their short-term nature. Pension plan assets fair value is determined based on Level 2 inputs.